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Exhibit 23(b)



                         Consent of Independent Auditors


The Board of Directors
AMBI Inc.:

     We consent to the use of our report incorporated herein by reference and to the reference to our firm under the heading "Experts" in the prospectus.



                                                     /s/ KPMG  LLP


Stamford, Connecticut
April 4, 2000